                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                  ------------

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 April 14, 1998

                                  ------------


                             DIGITAL RECORDERS, INC.
             (Exact name of registrant as specified in its charter)



   North Carolina                     1-13408                     56-1362926
(State of Incorporation)       (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)


                           2300 Englert Drive, Suite B
                          Durham, North Carolina 27713
                    (Address of principal executive offices)


                                 (919) 361-2155
              (Registrant's telephone number, including area code)

ITEM 2.  Acquisition or Disposition of Assets

         On April 14, 1998, Digital Recorders, Inc. (the "Company") sold its Highway Information Systems ("HIS") business group to Quixote Corporation for $2.8 million in cash plus other non-cash consideration of approximately $200,000. Operating revenues from the HIS business group comprised approximately 23% and 19% of the Company's revenues for the three months ended March 31, 1998 and twelve months ended December 31, 1997, respectively. Net proceeds to the Company will be used primarily to reduce bank borrowings under the Company's credit facility. The Company will continue to own and operate its four other business groups.


ITEM 7.  Financial Statements and Exhibits.

The following financial information and exhibits are filed as part of this report:

             (a) Not required

             (b) Pro Forma Financial Information:

             Unaudited Condensed Consolidated Pro Forma Financial
             Information of Digital Recorders, Inc.

             Unaudited Condensed Consolidated Pro Forma Balance Sheet as of March 31, 1998

             Unaudited Condensed Consolidated Pro Forma Statements of Operations for the three months ended March 31, 1998 and the year ended December 31, 1997.

             (c) Exhibits:

             The exhibits which are filed with this Form 8-K are set forth in the Exhibit Index, which immediately precedes the exhibits to this report.

                             DIGITAL RECORDERS, INC.
                   UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL INFORMATION



The following unaudited condensed consolidated pro forma balance sheet as of March 31, 1998, and the unaudited condensed consolidated pro forma statements of operations for the three month period ended March 31, 1998 and the year ended December 31, 1997 have been prepared to give effect to the sale of the Company's Highway Information Systems business group. The adjustments to the unaudited condensed consolidated pro forma balance sheet have been prepared as if the transaction was consummated on March 31, 1998 while the adjustments to the unaudited condensed consolidated pro forma statements of operations have been prepared as if the transaction was consummated at the beginning of the respective periods presented. The unaudited condensed consolidated pro forma financial information has been adjusted to reflect the effect of the pro forma adjustments described in the accompanying notes and is not necessarily indicative of the consolidated financial position or results of operations as they may be in the future or as they might have been had the sale transaction been effected as of the assumed dates. The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Company's separate historical financial statements and notes thereto.

                             DIGITAL RECORDERS, INC.
            Unaudited Condensed Consolidated Pro Forma Balance Sheet
                                 March 31, 1998


                                                                                                    Pro Forma
                                             Assets                               Historical       Adjustments      Pro Forma
                                                                                 -------------   ---------------- --------------
Current Assets:
    Cash and cash equivalents                                                    $    717,987       2,800,000 (b)    1,064,987
                                                                                                   (2,453,000)(c)
    Trade accounts receivable                                                       3,033,018      (1,044,232)(a)    1,988,786
    Other receivables                                                                  38,213          26,384 (a)       64,597
    Inventories                                                                     3,915,815        (326,713)(a)    3,589,102
    Prepaids and other current assets                                                 122,988         (65,694)(a)       57,294
                                                                                 -------------   -------------    -------------
                Total current assets                                                7,828,021      (1,063,256)       6,764,765
                                                                                 -------------   -------------    -------------

Property and equipment, net                                                           512,255        (192,705)(a)      319,550
Goodwill, net                                                                       1,476,900               -        1,476,900
Intangible assets, net                                                                378,830         (10,538)(a)      368,293
Other assets                                                                          118,958               -          118,958
                                                                                 -------------   -------------    -------------
                                                                                 $ 10,314,964      (1,266,498)       9,048,466
                                                                                 =============   =============    =============

                               Liabilities and Stockholders' Equity
Current Liabilities:
    Short-term bank borrowings                                                   $  2,453,000      (2,453,000)(c)            -
    Accounts payable                                                                1,560,953               -        1,560,953
    Accrued expenses                                                                  169,591         (15,511)(a)      259,080
                                                                                                      105,000 (d)
    Accrued commissions                                                               203,164               -          203,164
    Accrued warranty reserve                                                          271,914               -          271,914
    Dividends payable                                                                  39,825               -           39,825
    Deferred revenue                                                                        -               -                -
                                                                                 -------------   -------------    -------------
                Total current liabilities                                           4,698,447      (2,363,511)       2,334,936
                                                                                 -------------   -------------    -------------


                Total liabilities                                                   4,698,447      (2,363,511)       2,334,936
                                                                                 -------------   -------------    -------------

Series AAA Redeemable, Convertible, Nonvoting Preferred Stock, $.10 par value,
    Liquidation Preference of $5,000 per share, 20,000 shares authorized; 354 shares issued and outstanding at March 31, 1998 and December 31, 1997,
    respectively                                                                    1,770,000               -        1,770,000

Stockholders' Equity:
    Common stock, $.10 par value, 10,000,000 shares authorized;
      2,674,075 shares issued and outstanding at March 31,
      1998 and December 31, 1997, respectively                                        267,407               -          267,407
    Additional paid-in capital                                                     10,654,618               -       10,654,618
    Translation adjustment                                                           (229,615)              -         (229,615)
    Accumulated deficit                                                            (6,845,893)      1,097,012 (e)   (5,748,881)
                                                                                 -------------   -------------    -------------
                Total stockholders' equity                                          3,846,517       1,097,012        4,943,529
                                                                                 -------------   -------------    -------------
                                                                                 $ 10,314,964      (1,266,498)       9,048,466
                                                                                 =============   =============    =============


                             DIGITAL RECORDERS, INC.
        Notes to Unaudited Condensed Consolidated Pro Forma Balance Sheet
                                 March 31, 1998



Details of Pro Forma Adjustments


(a) To record the disposition of the assets and liabilities of the business group sold.

(b)      To record the net cash proceeds from the sale of the business group.

(c) To reflect the application of $2.453 million of net cash proceeds from the sale to reduce outstanding amounts on the Company's secured line of credit facility.

(d)      To record various estimated transaction-related expenses.

(e) To record the estimated retained earnings impact of the sale of the business group.

                             DIGITAL RECORDERS, INC.

       Unaudited Condensed Consolidated Pro Forma Statement of Operations

                        Three Months Ended March 31, 1998

                                                                                                   Pro Forma
                                                                                 Historical       Adjustments       Pro Forma
                                                                                --------------   --------------    -------------

Net sales                                                                       $   2,894,305         (685,930)(a)    2,208,375
Cost of sales                                                                       1,681,846         (369,830)(a)    1,312,016
                                                                                --------------   --------------    -------------

      Gross profit                                                                  1,212,459         (316,100)         896,359

Selling, general and administrative expenses                                        1,370,418         (113,008)(a)    1,242,410
                                                                                                       (15,000)(b)
Research and development expenses                                                     278,917          (65,669)(a)      213,248
                                                                                --------------   --------------    -------------

      Operating loss                                                                 (436,876)        (122,422)        (559,298)

Other income (expense):
  Interest income                                                                       1,962            6,000 (c)        7,962
  Interest expense                                                                    (45,063)          45,063 (c)            -
                                                                                --------------   --------------    -------------
      Total other income (expense)                                                    (43,101)          51,063            7,962

      Loss before income taxes                                                       (479,977)         (71,359)        (551,336)

Income tax expense                                                                          -                -                -
                                                                                --------------   --------------    -------------

      Net loss                                                                       (479,977)         (71,359)        (551,336)

Preferred dividend requirements                                                       (39,825)               -          (39,825)
                                                                                --------------   --------------    -------------

      Net loss applicable to common stockholders                                $    (519,802)         (71,359)        (591,161)
                                                                                ==============   ==============    =============

      Basic net loss per common share                                           $       (0.19)           (0.03)           (0.22)
                                                                                ==============   ==============    =============

      Diluted net loss per common share                                         $       (0.19)           (0.03)           (0.22)
                                                                                ==============   ==============    =============

Weighted average number of common shares outstanding
      for basic and diluted calculations                                            2,674,075        2,674,075        2,674,075
                                                                                ==============   ==============    =============


                             DIGITAL RECORDERS, INC.

       Unaudited Condensed Consolidated Pro Forma Statement of Operations

                          Year Ended December 31, 1997

                                                                                                    Pro Forma
                                                                                  Historical       Adjustments       Pro Forma
                                                                                ---------------   --------------   ---------------

Net sales                                                                       $   11,672,773       (2,266,743)(a)     9,406,030
Cost of sales                                                                        6,878,372       (1,047,743)(a)     5,830,629
                                                                                ---------------   --------------   ---------------

      Gross profit                                                                   4,794,401       (1,219,000)        3,575,401

Selling, general and administrative expenses                                         5,388,923         (522,809)(a)     4,806,114
                                                                                                        (60,000)(b)
Research and development expenses                                                    1,157,997         (305,900)(a)       852,097
                                                                                ---------------   --------------   ---------------

      Operating loss                                                                (1,752,519)        (330,291)       (2,082,810)

Other income (expense):
  Interest income                                                                       58,485           60,000 (c)       118,485
  Interest expense                                                                     (62,405)          62,405 (c)             -
  Other income, net                                                                     (9,200)               -            (9,200)
                                                                                ---------------   --------------   ---------------
      Total other income (expense)                                                     (13,120)         122,405           109,285

      Loss before income taxes                                                      (1,765,639)        (207,886)       (1,973,525)

Income tax expense                                                                           -                -                 -
                                                                                ---------------   --------------   ---------------

      Net loss                                                                      (1,765,639)        (207,886)       (1,973,525)

Preferred dividend requirements                                                       (159,300)               -          (159,300)
                                                                                ---------------   --------------   ---------------

      Net loss applicable to common stockholders                                $   (1,924,939)        (207,886)       (2,132,825)
                                                                                ===============   ==============   ===============

      Basic net loss per common share                                           $        (0.72)           (0.08)            (0.80)
                                                                                ===============   ==============   ===============

      Diluted net loss per common share                                         $        (0.72)           (0.08)            (0.80)
                                                                                ===============   ==============   ===============

Weighted average number of common shares outstanding
      for basic and diluted calculations                                             2,674,075        2,674,075         2,674,075
                                                                                ===============   ==============   ===============


                             DIGITAL RECORDERS, INC.
  Notes to Unaudited Condensed Consolidated Pro Forma Statements of Operations
                      March 31, 1998 and December 31, 1997



Details of Pro Forma Adjustments


(a) To eliminate the direct operations of the business group disposed of in the sale transaction.

(b) To allocate estimated selling, general and administrative expenses incurred at the corporate office that were directly related to the business group sold.

(c) To reduce interest expense and increase interest income based on elimination of debt outstanding assuming the sale transaction was consummated at the beginning of each period presented.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL RECORDERS, INC.


Date:  June 12, 1998                    By: /s/ David L. Turney
                                           -------------------------------------
                                           David L. Turney, Chief Executive
                                             Officer

                                        By: /s/ Lawrence A. Taylor
                                           ------------------------------------
                                           Lawrence A. Taylor, Chief Financial
                                             Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.3               Asset Purchase Agreement between Quixote Corporation and the
                  Company